Rate Quotation and Contract

HOLMAN
DISTRIBUTION
CENTER
OF WASHINGTON

22430 76th Avenue South
Kent, WA 98032
Tel (253) 872-7140 · Fax (253) 395-0335

Prepared for: Samlex America Date: 9/24/02

Description of Products	Storage Rate	Handling Rate
Electrical Power Equipment	$8.50 per pallet (split month)	$200 per 20' container $300 per 40' container

The terms and conditions on the second page of this quotation are part of this agreement.

Miscellaneous rates: ~UPS order charge $2.00 per B/L.
~Re-pack charge $2.00 per box.
~Shrink wrap charge $6.50 per pallet
~Monthly return service charge $50.00 (flat fee regardless of quantity)

Please Note: All packaging supplies to be provided by Samlex America. Warehouse will provide one annual inventory. Any inventory shrinkage due to pilferage or misplacement will be billed to Holman Distribution Center of WA at full value. Any other loss will fall under limits of liability insurance carried by Holman Distribution of WA.

Offered By:
Company
Representative: Trevor R. Downie

Title: Sales/Marketing

Date: **9/24/2002**

Accepted By:
Company
Representative: [signature]

Title: President

Date: September 27, 2002